Income Taxes	12 Months Ended
Dec. 31, 2010
Income taxes [Abstract]
Income Taxes
Note 27 – Income taxes
JPMorgan Chase and its eligible subsidiaries file a consolidated U.S. federal income tax return. JPMorgan Chase uses the asset and liability method to provide income taxes on all transactions recorded in the Consolidated Financial Statements. This method requires that income taxes reflect the expected future tax consequences of temporary differences between the carrying amounts of assets or liabilities for book and tax purposes. Accordingly, a deferred tax asset or liability for each temporary difference is determined based on the tax rates that the Firm expects to be in effect when the underlying items of income and expense are realized. JPMorgan Chase’s expense for income taxes includes the current and deferred portions of that expense. A valuation allowance is established to reduce deferred tax assets to the amount the Firm expects to realize.
Due to the inherent complexities arising from the nature of the Firm’s businesses, and from conducting business and being taxed in a substantial number of jurisdictions, significant judgments and estimates are required to be made. Agreement of tax liabilities between JPMorgan Chase and the many tax jurisdictions in which the Firm files tax returns may not be finalized for several years. Thus, the Firm’s final tax-related assets and liabilities may ultimately be different from those currently reported.
The components of income tax expense/(benefit) included in the Consolidated Statements of Income were as follows for each of the years ended December 31, 2010, 2009 and 2008.

Year ended December 31, (in millions)	2010	2009	2008

Current income tax expense
U.S. federal	$4,001	$4,698	$395
Non-U.S.	2,712	2,368	1,009
U.S. state and local	1,744	971	307

Total current income tax expense	8,457	8,037	1,711

Deferred income tax expense/(benefit)
U.S. federal	(753)	(2,867)	(3,015)
Non-U.S.	169	(454)	1
U.S. state and local	(384)	(301)	377

Total deferred income tax expense/(benefit)	(968)	(3,622)	(2,637)

Total income tax expense/ (benefit) before extraordinary gain	$7,489	$4,415	$(926)

Total income tax expense includes $485 million, $280 million and $55 million of tax benefits recorded in 2010, 2009 and 2008, respectively, as a result of tax audit resolutions.
The preceding table does not reflect the tax effect of certain items that are recorded each period directly in stockholders’ equity and certain tax benefits associated with the Firm’s employee stock-based compensation plans. The tax effect of all items recorded directly to stockholders’ equity resulted in an increase of $1.8 billion in 2010, a decrease of $3.7 billion in 2009, and an increase of $3.0 billion in 2008.
U.S. federal income taxes have not been provided on the undistributed earnings of certain non-U.S. subsidiaries, to the extent that such earnings have been reinvested abroad for an indefinite period of time. During 2008, as part of JPMorgan Chase’s periodic review of the business requirements and capital needs of its non-U.S. subsidiaries, combined with the formation of specific strategies and steps taken to fulfill these requirements and needs, the Firm determined that the undistributed earnings of certain of its subsidiaries, for which U.S. federal income taxes had been provided, would be indefinitely reinvested to fund the current and future growth of the related businesses. As management does not intend to use the earnings of these subsidiaries as a source of funding for its U.S. operations, such earnings will not be distributed to the U.S. in the foreseeable future. This determination resulted in the release of deferred tax liabilities and the recognition of an income tax benefit of $1.1 billion associated with these undistributed earnings in 2008. For 2010, pretax earnings of approximately $3.5 billion were generated that will be indefinitely reinvested in these subsidiaries. At December 31, 2010, the cumulative amount of undistributed pretax earnings in these subsidiaries approximated $19.3 billion. If the Firm were to record a deferred tax liability associated with these undistributed earnings, the amount would be $4.3 billion at December 31, 2010.
Tax expense applicable to securities gains and losses for the years 2010, 2009 and 2008 was $1.1 billion, $427 million, and $608 million, respectively.
A reconciliation of the applicable statutory U.S. income tax rate to the effective tax rate for each of the years ended December 31, 2010, 2009 and 2008, is presented in the following table.

Year ended December 31,	2010	2009	2008

Statutory U.S. federal tax rate	35.0%	35.0%	35.0%
Increase/(decrease) in tax rate resulting from:
U.S. state and local income taxes, net of U.S. federal income tax benefit	3.6	2.7	16.0
Tax-exempt income	(2.4)	(3.9)	(14.8)
Non-U.S. subsidiary earnings(a)	(2.2)	(1.7)	(53.6)
Business tax credits	(3.7)	(5.5)	(24.5)
Bear Stearns equity losses	—	—	5.7
Other, net	(0.2)	0.9	2.8

Effective tax rate	30.1%	27.5%	(33.4)%

(a)	Includes earnings deemed to be reinvested indefinitely in non-U.S. subsidiaries.
Deferred income tax expense/(benefit) results from differences between assets and liabilities measured for financial reporting versus income-tax return purposes. Deferred tax assets are recognized if, in management’s judgment, their realizability is determined to be more likely than not. If a deferred tax asset is determined to be unrealizable, a valuation allowance is established. The significant components of deferred tax assets and liabilities are reflected in the following table as of December 31, 2010 and 2009.

December 31, (in millions)	2010	2009

Deferred tax assets
Allowance for loan losses	$12,287	$12,376
Employee benefits	4,279	4,424
Allowance for other than loan losses	6,029	3,995
Non-U.S. operations	956	1,926
Tax attribute carryforwards	1,370	912
Fee income	446	—
Fair value adjustments(a)	51	—

Gross deferred tax assets	$25,418	$23,633

Deferred tax liabilities
Depreciation and amortization	$3,500	$4,832
Leasing transactions	2,160	2,054
Non-U.S. operations	1,136	1,338
Fee income	—	670
Fair value adjustments(a)	—	328
Other, net	519	147

Gross deferred tax liabilities	$7,315	$9,369

Valuation allowance	1,784	1,677

Net deferred tax asset	$16,319	$12,587

(a)	Includes fair value adjustments related to AFS securities, cash flows hedging activities and other portfolio investments.
JPMorgan Chase has recorded deferred tax assets of $1.4 billion at December 31, 2010, in connection with U.S. federal, state and local and non-U.S. subsidiary net operating loss carryforwards and foreign tax credit carryforwards. At December 31, 2010, the U.S. federal net operating loss carryforward was approximately $1.2 billion; the state and local net operating loss carryforward was approximately $1.0 billion; the non-U.S. subsidiary net operating loss carryforward was $515 million; and the U.S. foreign tax credit carryforward was approximately $750 million.
If not utilized, the U.S. federal net operating loss carryforward and the state and local net operating loss carryforward will expire in 2027; and the U.S. foreign tax credit carryforward will expire in 2020. The non-U.S. subsidiary net operating loss carryforward has an unlimited carryforward period.
A valuation allowance has been recorded for losses associated with non-U.S. subsidiaries and certain portfolio investments, and certain state and local tax benefits.
At December 31, 2010, 2009 and 2008, JPMorgan Chase’s unrecognized tax benefits, excluding related interest expense and penalties, were $7.8 billion, $6.6 billion and $5.9 billion, respectively, of which $3.8 billion, $3.5 billion and $2.9 billion, respectively, if recognized, would reduce the annual effective tax rate. As JPMorgan Chase is presently under audit by a number of tax authorities, it is reasonably possible that significant changes in the gross balance of unrecognized tax benefits may occur within the next 12 months. JPMorgan Chase does not expect that any changes over the next twelve months in its gross balance of unrecognized tax benefits caused by such audits would result in a significant change in its annual effective tax rate.
The following table presents a reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008.
Unrecognized tax benefits

Year ended December 31, (in millions)	2010	2009	2008

Balance at January 1,	$6,608	$5,894	$4,811
Increases based on tax positions related to the current period	813	584	890
Decreases based on tax positions related to the current period	(24)	(6)	(109)
Increases associated with the Bear Stearns merger	—	—	1,387
Increases based on tax positions related to prior periods	1,681	703	501
Decreases based on tax positions related to prior periods	(1,198)	(322)	(1,386)
Decreases related to settlements with taxing authorities	(74)	(203)	(181)
Decreases related to a lapse of applicable statute of limitations	(39)	(42)	(19)

Balance at December 31,	$7,767	$6,608	$5,894

After-tax interest expense/(benefit) and penalties related to income tax liabilities recognized in income tax expense were $(54) million, $101 million and $346 million in 2010, 2009 and 2008, respectively.
Included in accounts payable and other liabilities at December 31, 2010 and 2009, in addition to the Firm’s liability for unrecognized tax benefits, was $1.6 billion and $2.4 billion, respectively, for income tax-related interest and penalties.
JPMorgan Chase is subject to ongoing tax examinations by the tax authorities of the various jurisdictions in which it operates, including U.S. federal, state and local, and non-U.S. jurisdictions. The Firm’s consolidated federal income tax returns are presently under examination by the Internal Revenue Service (“IRS”) for the years 2003, 2004 and 2005. This examination is expected to conclude in 2011. The consolidated federal income tax returns of Bear Stearns for the years ended November 30, 2006, and November 30, 2007, and for the period December 1, 2007, through May 30, 2008, are presently under examination. This examination is expected to conclude in 2012.
The IRS audits of the consolidated federal income tax returns of JPMorgan Chase for the years 2006, 2007 and 2008 are expected to commence in 2011. Administrative appeals are pending with the IRS relating to prior periods that were examined for JPMorgan Chase and for certain of its predecessor entities. For 2002 and prior years, refund claims relating to income and credit adjustments, and to tax attribute carrybacks, for JPMorgan Chase have been filed. Refund claims have been filed for Bank One for the period January 1, 2004, through July 31, 2004, and for prior years primarily to reflect income adjustments. Amended returns to reflect refund claims primarily attributable to net operating losses and tax credit carrybacks are anticipated to be filed for the final Bear Stearns U.S. federal consolidated tax return for the period December 1, 2007, through May 30, 2008, and for prior years.

The following table presents the U.S. and non-U.S. components of income before income tax expense/(benefit) and extraordinary gain for the years ended December 31, 2010, 2009 and 2008.

Year ended December 31, (in millions)	2010	2009	2008

U.S.	$16,568	$6,263	$(2,094)
Non-U.S.(a)	8,291	9,804	4,867

Income before income tax expense/(benefit) and extraordinary gain	$24,859	$16,067	$2,773

(a)	For purposes of this table, non-U.S. income is defined as income generated from operations located outside the U.S.